Expenses by nature	12 Months Ended
Dec. 31, 2022
Expenses by nature [Abstract]
Expenses by nature
3. Expenses by nature

The following table provides the consolidated statement of comprehensive income classification of our expense by nature:

	Year ended December 31,
	2022	2021	2020
	$’000	$’000	$’000
Research and development
External research and development expenses	16,019	6,602	338
Employee expenses (1)	4,119	1,419	—
Depreciation	33	14	—
Other expenses	313	518	—
Total research and development expenses	20,484	8,553	338

General and administrative
External costs	7,785	5,618	103
Employee expenses (2)	2,271	924	5
Depreciation	14	5	—
Total general and administrative expenses	10,070	6,547	108
Total operating expenses	30,554	15,100	446

(1) Included in employee expenses is share-based compensation expense of $1.0 million and $0.2 million for the years ended December 31, 2022 and 2021, respectively, relating to employees in the research and development department.

(2) Included in employee expenses is share-based compensation expense of $0.7 million and $0.2 million for the years ended December 31, 2022 and 2021, respectively, relating to employees in the general and administrative department.

Foreign exchange gain

Foreign exchange gain of $7.2 million for the year ended December 31, 2022 (2021: $5.9 million, 2020: $nil) consists primarily of gains related to the translation of the U.S. dollar cash balance into euro in the accounts of the Company’s subsidiary, GH Research Ireland Limited, whose functional currency is euro as explained in note 2, “Basis of preparation, significant judgments, and accounting policies”.